RAYMOND JAMES U.S. BANK CONFERENCE August 22, 2013 Investor Presentation Lynn B. Fuller Chairman, President and CEO David L. Horstmann Executive Vice President, Interim Chief Financial Officer

Page 2 This presentation may contain, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as believe, expect, anticipate, plan, intend, estimate, may, will, would, could, should or similar expressions. Additionally, all statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war or threats thereof, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including other factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. Safe Harbor

Page 3 32 32 Year Old Company 9/1 9 Independent Bank Charters 1 Consumer Finance Company 8/67/11/14 8 States 67 Banking Offices 11 Consumer Finance Offices 14 National Residential Mortgage Loan Production Offices Heartland by the Numbers

Page 4 An Expanding Franchise Heartland Financial USA, Inc.

Page 5 Expansion Timeline 1981 1986 1991 1996 2001 2006 2012 Citizens Finance (1988) Key City Bank (1989) Farley State Bank (1991) Galena State Bank (1992) First Community Bank (1994) Cottage Grove State Bank (1997) Bank One Monroe (1999) First National Bank of Clovis (2000) Rocky Mountain Bank (2004) Bank of Southwest (2006) Elizabeth State Bank FDIC (2009) Liberty Bank Branches (2012) First National Bank of Platteville (2012) Riverside Community Bank (1995) New Mexico Bank & Trust (1998) Arizona Bank & Trust (2003) Summit Bank & Trust (2006) Minnesota Bank & Trust (2008) Heritage Bank, N.A. (2012) 5 De Novos 15 Acquisitions HEARTLAND FINANCIAL USA, INC. FORMED 2013 Morrill & Janes Bank (Pending Close in 2013)

Page 6 • Parent of Morrill & Janes Bank and Trust Company − Founded in 1871 • $751 Million in Assets • 11 Locations – Kansas City Metro and N.E. Kansas • 10th Heartland Charter • Retains name, history, and management team • Cash and stock transaction valued at approximately $61.5 million • K.C. Metro Population 2.2 million • Ranked No.7 on Forbes.com list of “Best Cities for Manufacturing Jobs” Morrill Bancshares Acquisition

Page 7 Market Overview: Expanding in High Growth Markets State 6/30/2013 Assets % of Franchise Number of Branches Projected Population Change '12-'17 (%) Med HH Income Projected HH Income Change '12-'17 (%) Iowa 1,512,215 30% 13 2.83 47,344 15.72 Illinois 741,303 15% 8 1.21 53,213 16.20 Wisconsin 643,727 13% 10 2.12 49,824 14.84 Minnesota 164,714 3% 1 2.69 54,550 14.41 HTLF Midwest 3,061,959 61% 32 Montana 448,855 9% 10 4.46 41,978 18.40 New Mexico 1,029,360 20% 15 5.15 41,991 16.81 Arizona 393,829 8% 7 4.13 48,705 14.96 Colorado 118,049 2% 3 6.63 54,424 16.98 HTLF West 1,990,093 40% 35

Page 8 5 $5 Billion in Assets as of 6/30/13 2x History of Doubling Earnings and Assets Every 5 to 7 Years 0 Never an annual loss 32 32 Consecutive Years of Level or Increased Dividends Heartland by the Numbers

Page 9 $22.1 $5.0 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 $55.0 A s s et s -B il lion s E a rning s -M il li on s Net Income in Millions Exclusive of Goodwill Impairment Charge Assets in Billions Asset and Earnings Growth As of June 30, 2013

Page 10 Heartland EPS As of June 30, 2013 $1.25 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 EPS Exclusive of Goodwill Impairment Charge

Page 11 TBV Per Share $16.56 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 Heartland Valuation P /E R at io T B V a n d St o ck P ri ce Pe r S h a re

Page 12 P /E Rat io TBV Per Share P/E Ratio Heartland Valuation $16.56 10.87 $- $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 T B V a n d St o ck P ri ce Pe r S h a re

Page 13 P /E R at io T B V a n d St o ck P ri ce Pe r S h a re TBV Per Share P/E Ratio Stock Price Heartland Valuation $16.56 $27.49 10.87 0.00 5.00 10.00 15.00 20.00 25.00 30.00 35.00 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00

Page 14 GOAL: 20%-30% Dividend Payout 1.5%– 3.0% Dividend Yield $0.20 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Special Dividend History of Continuous Dividends As of June 30, 2013

Page 15 Commercial & Small Business Residential Mortgage Retail Accounts from Immediate Area Personal Accounts of Owners and Employees Primary Target Markets

Page 16 Heartland Financial USA, Inc. Commercial Banking Retail Banking Wealth Management and Trust Consumer Finance Residential Mortgage 5 Primary Business Lines

Page 17 Highly Empowered, High- Touch Local Bank Delivery • Deeply rooted local leadership and boards • Local decision-making • Invested in local expertise • Local brands and independent charters • Commitment to exceptional experience, relationship building and value added delivery at competitive prices Extensive Resources for Revenue Enhancement • Expanded commercial and retail products with focus on government guaranteed lending and treasury management • Extensive menu of wealth management, investment, insurance, leasing, mortgage and consumer financing • Unique approach to consultative relationship building • Highly trained and experienced staff Customer--Transparent Backroom Cost Savings • Leading edge technology • Efficient back-office support • Leverage expertise across all banks gaining economies of scale • Utilize best practices • Big bank punch with the small bank touch Three Core Pillars of Success

Page 18 Ticker: HTLF Price (6/30/13) 27.49$ ---Recent High (7/25/13) 30.00$ TCBV (6/30/13) 16.56$ Price/TCBV (%) (6/30/13) 166% Market Cap (6/30/13) $473MM Quarterly Dividend/Yield $0.10 / 1.43% Assets (billions) 4.96$ Loans (billions) 2.80$ Deposits (billions) 3.84$ Noninterest Income as % of Revenue 35% DDA as % of Deposits 27% CDs as % of Deposits 22% Banks 9 States 8 Offices 67 Consumer Finance States 3 (Iowa, Illinois, Wisconsin) Offices 11 Company Snapshot

Page 19 Solid Capital Ratios 6/30/13 Regulatory/Internal Guidelines Risk Based Capital/ Risk Weighted Assets 15.42% 10.0% Tier 1 Capital/ Risk Weighted Assets 13.69% 6.0% Leverage Ratio 9.85% 5.0% Tangible Equity/ Tangible Assets 7.44% 6.0%-7.0% Guideline Tangible Common Capital/ Tangible Assets 5.77% 5.0%-6.0% Guideline

Page 20 • $81.7MM Small Business Lending Fund - currently at 1% dividend rate • (TRUPS, SBLF and other debt) currently fixed at 3.0% after tax. Other debt maturities laddered over 3-6 years Low Cost Non-Common Funding

Page 21 • 3 acquisitions announced and closed in 2012 • 1 acquisition announced in 2013 • Opportunities abound across entire footprint • Focus on expansion in existing markets to build scale • IRR > 15% • Commitment to shareholders for accretive transactions • Heartland’s model helps facilitate acquisitions M & A – Successful Consolidator

Page 22 • 2012 was the best year ever with a 17.41% ROATC • 13.19% and 14.68% ROACE and ROATCE respectively for the year-to-date June 30, 2013 • Non-Interest Income of 35% of Total Revenue and Expanding (Mortgage, Wealth Management, Treasury Management) • Non-performing assets to total assets at 1.52% and improving • Diverse geographic footprint reduces risk • Master strategy of balanced growth and profit • Solid Midwest franchise balanced with a Western franchise, which will ultimately be the driver for growth • Never experienced a loss year • 32 consecutive years of increased or level dividends; 1.43 percent dividend yield • 35% internal ownership. Focused on growing shareholder value • During the recession, unlike many of our peers, Heartland Financial did not do dilutive common stock issuance Investment Attributes

Page 23 Financial Highlights

Page 24 Financial Performance Q2-2013 YE 2012 YE 2011 YE 2010 Total Assets (billions) $4.96 $4.99 $4.30 $4.00 Total Loans $2.80 $2.79 $2.49 $2.36 Total Deposits $3.84 $3.85 $3.21 $3.03

Page 25 Commercial and Commercial Real Estate Loans 69% Residential Mortgages 11% Agricultural Loans 11% Consumer Loans 9% Loans By Category As of June 30, 2013

Page 26 240.7% 129.4% 40.9% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 2007 2008 2009 2010 2011 2012 Q1 2013 Total CRE/Total Risk-Based Capital (Investor CRE + Const & Land)/Total Risk-Based Capital (Const & Land)/Total Risk-Based Capital Reducing Risk

Page 27 Source: SNL Financial Non-Performing Assets/Total Assets 1.52% 1.97% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2006 2007 2008 2009 2010 2011 2012 2013 YTD Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 8 State Footprint As of June 30, 2013

Page 28 Improved Deposit Mix Total Deposits $0.72 Billion Total Deposits $3.84 Billion IBCA Savings 41% Demand 10% CD 49% C.A.G.R. 12% Internal C.A.G.R. 11% 12/31/98 CD 22% IBCA Savings 51% Demand 27% 6/30/2013

Page 29 Tangible Common Equity 5.69% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2006 2007 2008 2009 2010 2011 2012 Q2 2013

Income Recap

	2013 YTD	2012	2011	2010
Net Interest Margin (Thousands)	$ 77,591	$ 150,156	$ 145,394	$ 143,052
Provision for Loan & Lease Loss	$ 2,499	$ 8,202	$ 29,365	$ 32,508
Noninterest Income	$ 51,326	$ 108,662	$ 59,577	$ 52,329
Noninterest Expense	$ 95,513	$ 183,381	$ 137,296	$ 129,239
Net Income	$ 22,108	$ 49,851	$ 28,008	$ 23,788
Net Income, exclusive of goodwill impairment charge	$ 22,108	$ 49,851	$ 28,008	$ 25,427
Earnings Per Share	$ 1.25	$ 2.77	$ 1.23	$ 1.13
Earnings Per Share, exclusive of goodwill impairment charge	$ 1.25	$ 2.77	$ 1.23	$ 1.23

Heartland FINANCIAL USA, INC.
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Page 31 Source: SNL Financial Net Interest Margin 3.74% 3.31% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 2006 2007 2008 2009 2010 2011 2012 2013 YTD Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 8 State Footprint As of June 30, 2013

Page 32 Provision For Loan & Lease Losses $2.5 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2006 2007 2008 2009 2010 2011 2012 2013 YTD M il li on s As of June 30, 2013

Page 33 Source: SNL Financial Credit Trends $75.3 $3.6 $37.6 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 2006 2007 2008 2009 2010 2011 2012 2013 YTD M il li on s Non-Performing Assets Net Charge-Offs Allowance for Loan & Lease Losses As of June 30, 2013

Page 34 As of June 30, 2013 Noninterest income exclusive of security gains Income on Bank Owned Life Insurance 2% Brokerage & Insurance 4% Mortgage related gains on sales and servicing 37% Trust Fees 11% Service charges and fees 16% Other non- interest income 30% Diversified Revenue Streams Interest Income 64% Non Interest Income 36%

Page 35 • Experienced, high-volume loan origination team of 155 producers • Based in Phoenix, AZ and Dubuque, IA • Expanding in legacy Heartland markets and non-legacy Heartland markets • Target Net Income of 1% of Gross Revenue $9.9 $9.1 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2009 2010 2011 2012 2013 YTD M ill io n s Gain on Sale of Loans Revenue Enhancement As of June 30, 2013

Page 36 • Assets under management as of 6/30/13 were $1,639MM • Operating in seven of nine Heartland markets • Expansion organically and via acquisition • Sophisticated investment platform • Focus on sales and enhancing the client experience Wealth Management Revenue Enhancement $2.9 $2.9 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2009 2010 2011 2012 2013 YTD M ill io n s Trust Fees As of June 30, 2013

Page 37 Treasury Management • Extensive array of automated treasury management tools provide strong value proposition comparable to larger financial institutions $4.0 $4.3 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 2009 2010 2011 2012 2013 YTD M ill io n s Total Service Charges and Fees Revenue Enhancement As of June 30, 2013

Page 38 $12.6 $9.6 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 2006 2007 2008 2009 2010 2011 2012 2013 YTD M ill io n s Annual Net Income Goodwill Impairment Charge Net Income As of June 30, 2013

Page 39 Source: SNL Financial 74.57% 66.87% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 2006 2007 2008 2009 2010 2011 2012 2013 YTD Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 8 State Footprint Efficiency Ratio As of June 30, 2013

Page 40 2013 YTD 2013 YTD Efficiency Ratio 74.57% Net Loss on Repossessed Assets 1.04% De Novo Banks 2.82% Mortgage Banking 3.46%67.25 Core Efficiency Ratio 67.25% Restated Efficiency Ratio As of June 30, 2013

Page 41 ROACE As of June 30, 2013 13.19% 10.67% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 2006 2007 2008 2009 2010 2011 2012 2013 YTD Heartland Financial USA, Inc. BHC $1 to $10 Billion Peers in 8 State Footprint

Page 42 • Strong and growing sources of non-interest income • Mix of Midwest and Western markets provides diversification of risk • Solid Midwest franchise complemented with a Western franchise, which will ultimately be the driver for growth • Master strategy of balanced growth and profit • Never a loss year • 32 consecutive years of level or increased dividends Investment Summary

Page 43 Coverage Analyst Rating Target Price Keefe Bruyette & Woods Inc. (Q2 ‘13) Christopher McGratty Market Perform $29.00 Raymond James (Q2 ‘13) Daniel Cardenas Market Perform NM RBC Capital Markets Corp. (Q2 ‘13) Jon Arfstrom Sector Perform $28.00 Sandler O’Neill & Partners LP (Q2 ‘13) Brad Milsaps Hold $30.00 Sidoti and Company (Q2 ‘13) John Rowan Buy $35.00 D.A. Davidson (Q2 ‘13) Jeff Rulis Buy $35.00 Analyst Ratings

Page 44 Analyst and Media Comments KBW Announces 2012 Bank Honor Roll Award Winners By: Keefe, Bruyette & Woods, Inc. A total of 14 new members made this year’s list, including: Heartland Financial USA, Inc. • Honor Roll winners are publicly traded banking institutions with more than $500 million in total assets that meet the following three conditions: • No annual loss reported in net income per share before extraordinary items over the past 10 years; • 2012 annual reported net income per share before extraordinary • items equal to or greater than peak net income per share over the past 10 years; and • Consecutive increases in net income per share before extraordinary items since 2009. Heartland Financial: A Strong Buy by Zacks Equity Research January 02, 2013 Rising earnings estimates on the back of strong third-quarter results and the payment of a special cash dividend have aided Heartland Financial USA Inc. achieve a Zacks #1 Rank (Strong Buy) on January 1. Moreover, this regional bank has delivered positive earnings surprises in three of the last four quarters with an average beat of 50.8%. With a solid return of 67.8% in a year’s time, a long-term earnings growth projection of 4% and a decent dividend yield of 1.5%, Heartland Financial offers an attractive investment opportunity. Searching For A New Growth Strategy By: Naomi Snyder Bank Director Magazine January 25th, 2013 Banks don’t need to be the size of Capital One to successfully change their strategy. Heartland Financial USA Inc., a Dubuque, Iowa-based institution with $4.6 billion in assets, kicked conventional wisdom aside and decided to expand into mortgage banking in 2010, just when everyone else was trying to get out of it. Heartland hired a mortgage executive named Jeff Walton, who brought with him a team of about 25 mortgage officers. The company has doubled its mortgage origination volume to about $1.6 billion annually. Heartland Financial: An Enticing Long-Term Investment By: Alexander Maxwell Seeking Alpha June 14, 2013 Heartland Financial (HTLF) is in a solid financial position. Couple the solid financial position with a dividend and solid growth potential, and it is easy to see why Heartland Financial has the potential to provide a significant return on investment. A recent acquisition announcement will only further Heartland’s growth prospects and will help to allow for long-term growth.

Page 45 US Banking Industry Valuation Trends (35.9%) (48.6%) (25.4%) 10.3% (17.5%) 29.6% (100.0%) (80.0%) (60.0%) (40.0%) (20.0%) 0.0% 20.0% 40.0% 60.0% Oct-07 Apr-08 Oct-08 Apr-09 Oct-09 Apr-10 Oct-10 Apr-11 Oct-11 Apr-12 Oct-12 Apr-13 SNL Large Cap U.S. Bank SNL Mid Cap U.S. Bank SNL Small Cap U.S. Bank S&P 500 Peer Group Median HTLF Indexed Stock Price Performance Since 4Q ‘07 (October 1, 2007 – Current) Source: SNL Financial

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